UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22968

T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2014

Item 1. Report to Shareholders

Intermediate Tax-Free High Yield Fund	August 31, 2014

The views and opinions in this report were current as of August 31, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Long-term tax-free municipal bond prices rose and yields fell in the six-month period ended August 31, 2014. Municipal debt moved roughly in tandem with long-term Treasuries, whose interest rates declined—despite the Federal Reserve’s tapering of its asset purchases—due to increased geopolitical risks and concerns about sluggish global economic growth. Steady demand for munis and limited supply were also favorable factors. Taxable and tax-free money market yields remained close to 0.00% as the central bank kept the fed funds target rate extremely low. Lower-quality municipals fared better than higher-quality issues in both the investment-grade and high yield markets, as investors continued to seek attractive yields. The performance of the T. Rowe Price Tax-Free Funds was mixed compared with their benchmarks in the first half of our fiscal year. The funds’ longer-term relative performance remained favorable.

ECONOMY AND INTEREST RATES

The U.S. economy grew briskly at an estimated 4.2% annualized rate in the second quarter of 2014, rebounding strongly from a weather-related 2.1% contraction in the first quarter. Household spending and business fixed investment have been increasing, but the housing market recovery remains sluggish. Job growth has been solid, as evidenced by the unemployment rate’s decline to 6.1% in August. However, as Federal Reserve officials have noted, this may understate how much slack there is in the labor market.

The central bank continued to reduce its purchases of Treasuries and agency mortgage-backed securities in the last six months, trimming its monthly purchases in $10 billion increments following its monetary policy meetings. The Fed is planning to halt its asset purchases in October, and we believe that short-term interest rate increases are likely to begin around mid- to late 2015. If the labor market continues to strengthen more quickly than Fed officials expect, short-term rates could start rising sooner.

The Treasury and municipal yield curves flattened over the last six months: Long-term yields declined, while short- and intermediate-term yields increased. Money market yields remained anchored near 0.00% by the Fed’s commitment to keep the fed funds rate very low “for a considerable time” after the Fed stops purchasing securities. High-quality 30-year municipal yields fell more than the 30-year Treasury yield in our reporting period; for most of the last few months, they were lower than the 30-year U.S. government bond yield. Nevertheless, long-term munis remain attractive versus taxable bonds as an alternative for fixed income investors.

As of August 31, 2014, the 3.03% yield offered by a 30-year tax-free bond rated AAA was about 98% of the 3.08% pretax yield offered by a 30-year Treasury bond. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 4.21% to receive the same after-tax income as that generated by the municipal bond. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

When Less Is Really More

Despite very low nominal yields, municipal bonds have rarely been more attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a net investment income tax that took effect in 2013, in which a 3.8% tax is imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities, particularly in an environment in which interest rates are likely to remain low for some time due to slow economic growth.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields — Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity, or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

MUNICIPAL MARKET NEWS

New municipal issuance in the first eight months of 2014—approximately $203 billion, according to The Bond Buyer—was notably lower than issuance in the same period of 2013. In fact, new supply since mid-2013 has been somewhat limited, as last year’s increase in long-term interest rates made it less attractive for municipalities to borrow and refinance older debt. Outflows from the municipal market persisted throughout the second half of 2013, as rising rates and credit concerns in certain parts of the muni market restrained demand from individual investors during that period. These trends have reversed in 2014, as cash flows have returned to the market. High yield portfolios received a significant portion of the flows.

Austerity-minded state and local government leaders remain conservative about adding to indebtedness, which we consider supportive. Indeed, most states have acted responsibly in the last few years by cutting spending and raising taxes and fees to close budget deficits. While state tax revenues are growing again, the cyclical pattern has been slower and more uneven than in the past, and expense pressures continue. We believe that many states deserve high credit ratings and that state governments will be able to continue servicing their outstanding debts. However, we continue to have longer-term concerns about the willingness and ability of some states to address sizable pension obligations and other retirement benefits.

The deteriorating fiscal situation in the Commonwealth of Puerto Rico overhangs the broader muni market, and we continue to have low exposure to this U.S. territory. Puerto Rico’s liabilities are large relative to the size of its economy, with close to $50 billion of municipal debt outstanding and over $70 billion of general indebtedness for the commonwealth and its various governmental agencies. Near the end of June, the commonwealth’s legislature approved a bill that would allow the territory’s public corporations, such as the Puerto Rico Electric Power Authority (PREPA), to restructure their debts; Puerto Rico’s general obligation (GO) bonds were not directly affected by the legislation. Since that time, PREPA reached an agreement with creditors to delay payments on nearly $700 million in bank loans until March 2015. However, PREPA’s long-term credit fundamentals remain poor and restructuring looms. Overall, we believe that the market will absorb a PREPA restructuring without disruption.

In terms of sector performance, revenue bonds outperformed local and state GOs. We favor bonds backed by a dedicated revenue stream over GOs, with a bias toward transportation and utility bonds issued by these essential service providers. Among revenue bonds, the hospital, industrial/pollution control, and transportation segments were among the best-performing areas, as investors favored higher-yielding issues. While hospital revenue bonds are expensive relative to recent levels, we believe that there is still some value in select names. There was little difference in the performance of most other revenue segments. Housing and special tax revenue bonds trailed but still produced good returns.

PORTFOLIO STRATEGY

TAX-EXEMPT MONEY FUND

The fund returned 0.01% during the six-month period ended August 31, 2014, the same as for the Lipper Tax-Exempt Money Market Funds Index. Over the past six months, yields in the municipal money market moved lower still. Rates ranged from five basis points (0.05%) for overnight maturities to 13 basis points for notes maturing in one year. The money market yield curve flattened a few basis points as rates on the front end were unchanged, while bonds out to one year saw a four-basis-point decline.

Lower rates continue to be driven by supply/demand imbalances, dominated mostly by the overall low interest rate environment of the last six years. Low interest rates have encouraged municipalities to borrow longer to lock in favorable financing costs, thus reducing overall available supply in the short end. New issuance of variable rate demand notes (VRDNs)—debt instruments payable on demand that accrue interest based on a prevailing money market rate—has been almost nonexistent over the past few years because of the attractiveness of longer-term financing rates. For example, prior to 2008, yearly issuance of VRDNs averaged $50 billion; since 2008, the average has dropped to $20 billion, and in 2013 issuance was less than $8 billion.

Further complicating VRDN issuance is the changing bank regulatory environment. Bank regulations soon to be implemented could sharply reduce the attractiveness of bank liquidity facilities that help structure short-term municipal financings. While these exogenous supply factors continue to weigh on the market, investor demand remains fairly steady. This changing investment landscape is expected to pressure money market returns for some time to come.

Maintaining a fund that adheres to a strict credit quality policy always plays a central role in fund management. As such, we favor highly rated credits such as hospitals, GOs, and education revenue bonds. Some prominent positions in the portfolio include Northwestern Memorial Hospital; the State of Virginia; Fulton County, Georgia; and the University of Chicago. We continue to like high-quality issuers that can provide self-liquidity. Where self-liquidity is not always possible, we look to liquidity providers such as JPMorgan Chase, Wells Fargo, State Street Bank, and U.S. Bank to supplement the liquidity of some municipal issuers. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Much market debate now centers on the timing and pace of the removal of Fed monetary policy accommodation. Some market participants suggest the Fed may begin raising rates within the next 12 months. Still, yields in money markets are not expected to change significantly for quite some time. The tremendous demand for short-dated, high-quality assets, such as those in which we invest, suggests that rising rates will become manifest in the money markets only a few months prior to the first actual policy tightening. With that event still at the extreme end of our investment horizon, we remain comfortable operating in the longer end of our permissible weighted average maturity (WAM) range, targeting a WAM of 50 to 55 days. As always, we remain committed to managing a high-quality, diversified portfolio focused on the liquidity and stability of principal important to our shareholders.

On July 23, the Securities and Exchange Commission voted on and passed new rules that govern all money market funds. The new rules affect various characteristics of money funds, including pricing, liquidity, risk management, and disclosure. Most retail investors will notice little change in their funds. However, large cash investors, such as corporations, will be subject to more substantial changes in fund management. Most of the changes have a two-year implementation period. T. Rowe Price is in the process of evaluating these changes, and we will keep you informed about the impact as developments unfold.

TAX-FREE SHORT-INTERMEDIATE FUND

The fund returned 0.72% during the past six months, compared with 0.97% for the Lipper Short-Intermediate Municipal Debt Funds Average, which measures the performance of competing funds. (Performance is also shown in the table for the Advisor Class, which has a different fee structure.) The fund’s net asset value per share was $5.68 at the end of August, the same as six months earlier. Dividends per share contributed $0.04 to the fund’s total return during the period.

The main reason for the fund’s underperformance versus Lipper was the portfolio’s duration, which was shorter than that of our peer group during the period. Our sector allocations, however, added to overall results, and the fund’s longer-term performance remains favorable.

Our duration strategy reflected our expectations for an increase in long-term interest rates. A year ago, long-term interest rates moved significantly higher as investors contemplated the eventual termination of the Fed’s monthly asset purchase program. At the same time, yields on bonds with maturities shorter than five years were little changed. With longer rates rising and prices declining, we became wary of the longer-term prospects for the short-intermediate bond market. Consequently, we maintained a short duration relative to our peers, which trimmed fund results as long-term rates subsequently declined.

While we were concerned about 5- to 10-year yields rising, we also did not believe that the Fed would begin to raise short-term interest rates anytime soon—not before mid-2015 or so. We therefore reduced our cash levels and increased our holdings in securities with one- to three-year maturities. This strategy allowed us to marginally increase returns by earning a bit more income than was available on cash.

At this writing, the issuance of new municipal debt has not kept up with the demand generated by proceeds from maturing bonds and from ongoing interest payments, which have to be reinvested. As a result, the yield premiums on lower-rated debt in various revenue sectors have tightened considerably. In some instances, credit spreads have come in 50 to 70 basis points (100 basis points equal one percentage point) or more, depending on the maturity and credit rating. In response to this credit tightening, we put more cash to work in higher-quality bonds, mainly in state and local GO sectors, which now constitute a higher percentage of portfolio holdings than they did six months ago.

Looking forward, while we don’t believe an interest rate increase by the Fed is imminent, we believe that caution is in order on interest rate positioning, as the market may begin to price in an increase in the federal funds rate before that eventuality. While a tightening of Fed monetary policy is widely anticipated, we are less concerned about it than in previous cycles because the economy is growing at a slow pace and inflation remains below the Fed’s target.

TAX-FREE INCOME FUND

The fund returned 4.89% during the six-month period ended August 31, 2014, compared with 4.61% for the Lipper General & Insured Municipal Debt Funds Average, which measures the performance of competing funds. (Performance for the Advisor Class was somewhat lower, reflecting its different fee structure.) The fund’s net asset value per share was $10.38 at the end of August, up from $10.09 six months earlier. Dividends per share contributed $0.20 to the fund’s total return during the six-month period.

Cash flows into the municipal market, paired with muted new supply, aided performance during the past six months. The portfolio’s duration was fairly stable at 4.7 years compared with 4.9 years six months ago, and it was neutral relative to the Barclays Municipal Bond Index but somewhat shorter versus our Lipper peer group average. Our weighted average maturity moved higher, from 16.9 years at the end of February to 17.4 years at the end of August, rising to be more in line with our peers and reflecting our outlook that the Fed is likely to take a bit longer before raising short-term interest rates.

We slightly increased our exposure to 20-year maturities, which proved beneficial as long-term bonds outperformed. In the coming months, we plan to continue this strategy, since short-term yields are quite low, rendering those bonds fully valued in the marketplace.

Overall, we made only minimal shifts in our sector weightings. Our two largest exposures are to health care and transportation, which rose slightly to 22.6% and 22.4%, respectively. Additions to the portfolio during the reporting period include Idaho Health for St. Luke’s Health System and Atlanta Airport bonds. We remain overweight in revenue bonds as opposed to GO debt, since we are concerned about unfunded pension obligations for many state and local governments. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

While lower-rated securities generally did well, even high-quality long-term bonds also benefited fund results during the past six months, as investors sought incremental yield above that available on short-term bonds. For example, the yield on 30-year AAA high-grade bonds dropped from 3.72% in February to 3.03% at the end of August, a decrease of 69 basis points (0.69%). By comparison, rates for high-quality five-year bonds increased by eight basis points during the period. The portfolio’s allocation of A rated holdings rose from 42% to 44% of assets, making them the largest portion of the fund in terms of quality and a significant contributor to our positive relative returns for the period.

TAX-FREE HIGH YIELD FUND

The Tax-Free High Yield Fund posted a strong return of 6.45% for the six-month period ended August 31, 2014, compared with 6.37% for the Lipper High Yield Municipal Debt Funds Average. (The result for the Advisor Class was somewhat lower, reflecting its different fee structure.) The fund’s net asset value per share was $11.81 at the end of August, up from $11.33 six months earlier, and dividends per share contributed $0.25 to the fund’s total return during the six-month period.

Medium- and lower-quality municipals posted strong six-month returns, as global interest rates remained stubbornly low and investor demand returned to the municipal market following a challenging 2013. We added to our health care holdings throughout the period. Hospital revenue bonds continue to offer robust yield premiums versus similarly rated municipal credits in other sectors due to uncertainty surrounding the implementation of the Affordable Care Act and tight state budgets. We still view life-care revenue bonds as an outstanding source of incremental yield. The sector was hit hard during the financial crisis, due to its close ties to the real estate market, but it has recovered in recent years. We initiated positions in Palm Beach (FL) Sinai Village, Roanoke (VA) The Glebe, and Westminster (MD) Miller’s Grant. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

We also maintained significant exposure to industrial development and pollution control bonds backed by corporations. These credits offer a valued combination of attractive yield premiums and excellent liquidity rarely found in lower-rated municipals. We increased our holdings in U.S. Gypsum bonds during the period and added bonds backed by Alcoa Corporation as well. We increased our holdings in transportation-related revenue bonds. Airports and toll roads enjoy limited competition, which enhances their creditworthiness. Recent financings of large toll road projects have benefited from strong state sponsorship, enhanced public/private partnership structures, and significant investment from federal transportation agencies. Among others, we initiated or added to our positions in Elizabeth River Crossings (VA), Downtown Crossing (KY), and Route I-69 (IN).

The fund maintained minimal exposure to the GO market. We remain concerned about the long-term liabilities, such as pensions and health care benefits that state and local governments have underwritten for current and past employees. Without meaningful reform, these obligations will command greater budgetary resources over time, hampering credit quality. Over the past year, the fund benefited from its significant underweight in Puerto Rico-related bonds, as the commonwealth’s fiscal strains worsened.

Our underweight position in tobacco securitization bonds detracted from performance over the past six months but has benefited the fund over the longer term. Returns for this sector have been closely correlated to Puerto Rico credits over the past year. Some market participants sourced significant liquidity from the tobacco market during the fourth quarter of 2013 in the wake of significant Puerto Rico downgrades. This sell-off was reversed in the last six months as Puerto Rico stabilized. Fundamentally, the declining number of smokers in the U.S. continues to defy the assumptions upon which the expected full payment of these securities is based. We expect continued price volatility in this sector as fundamentals deteriorate further in the years ahead.

INTERMEDIATE TAX-FREE HIGH YIELD FUND

We would like to welcome new shareholders to the Intermediate Tax-Free High Yield Fund, which commenced operations on July 24, 2014. The fund generated a return of 0.89% for the since-inception period, compared with 1.61% for the Barclays 65% High-Grade/35% High-Yield Intermediate Competitive (1–17 Year Maturity) Index shown in the Performance Comparison table. (The result for the Advisor Class was slightly lower, reflecting its different fee structure.) The fund’s net asset value per share was $10.08 at the end of August, and dividends per share contributed $0.01 to the fund’s total return during this brief period.

We lagged the benchmark during the roughly five-week period as the market rallied while the fund carried significant amounts of seed capital in cash. We used these past few weeks to ramp up our investment platform and began to actively invest the cash from late July through the end of August. By early September, after the end of our reporting period, we were 97% invested in medium- and lower-quality municipal securities with intermediate-term maturities.

Our sector weightings are similar to those of the Tax-Free High Yield Fund, including significant stakes in health care revenue bonds and industrial development bonds backed by corporations. At this time, there is no specific Lipper peer group for intermediate high yield municipal funds. Lipper currently includes them in the Lipper Tax-Free High Yield Municipal Debt Funds Average, along with the Tax-Free High Yield Fund and its peers. In light of this categorization, we expect to lag that peer group during periods of falling rates and outperform it when rates are rising—although there is no guarantee that will be the case.

We are excited about launching this new investment strategy, which we think is ideal for investors who are comfortable taking on increased levels of credit risk but who are looking to reduce interest rate volatility. We look forward to reporting to you in greater detail in our annual report six months from now.

OUTLOOK

We believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income—though we acknowledge that it has become more challenging to find attractive yields outside of Puerto Rico and other distressed segments of the market. We are concerned about the potential for rising rates, but we believe that further rate increases will be at a more measured pace than what we witnessed last year—in part, because the economic contraction in the first quarter of 2014 is tempering full-year growth expectations. We also believe that short- and intermediate-term rates could be more volatile than long-term rates as we approach the first Fed rate hike. When making investment decisions, we consider the forward-looking projections of rates and yield curves from our interest rate strategy and economics teams, and we will continue to be careful about any portfolio changes that might materially increase our portfolios’ interest rate sensitivity.

Fundamentally, the credit environment for municipalities is generally sound and should improve with the economy. Economic growth and higher income and sales tax revenues are providing some support for state and local governments, and a healthier real estate market should lead to higher property tax revenues for local governments. Taking a longer view, we are concerned about state and local government liabilities such as pension benefits and retiree health care costs. While most municipal governments maintain balanced budgets, fewer municipalities have addressed these longer-term liabilities in a meaningful way. States will need to continue these efforts on their own, as a federal bailout of state and local governments without some losses to bondholders seems unlikely.

Detroit and Puerto Rico have generated negative headlines at times over the past year, and while they have taken steps to improve their finances that have generally been welcomed by the market, they could adversely affect the muni market in the period ahead. We continue to monitor Detroit’s bankruptcy proceedings closely because there is the potential for adverse legal precedents to arise from the case. Detroit’s bankruptcy trial is scheduled to begin in September, as the city seeks a judge’s approval of its restructuring plan. The outlook for Puerto Rico, which was downgraded to below investment grade in the first quarter, deteriorated dramatically at the end of June. Puerto Rico’s new law permitting public corporation debt restructurings led to sweeping credit rating downgrades in late June and early July, and it raises significant doubts about the commonwealth’s longstanding promises to meet its financial obligations. Our dedication to thorough, fundamental credit research has helped us minimize our exposure to this increasingly risky yet significant issuer of municipal bonds. Given the magnitude of Puerto Rico’s debt and its broad ownership by institutional investors, additional negative credit events involving the commonwealth have the potential to trigger broad selling and disruptions in the municipal market. While we are not predicting such an outcome, we would use it as an opportunity to buy good municipal credits.

Ultimately, we believe that T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we are on the lookout for attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Tax-Exempt Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Tax-Free Short-Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Tax-Free Income Fund

James M. Murphy
Chairman of the Investment Advisory Committee
Tax-Free High Yield Fund and Intermediate Tax-Free High Yield Fund

September 19, 2014

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF FIXED INCOME INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded, or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High yield bonds could have greater price declines than funds that invest primarily in high-quality bonds. Municipalities issuing high yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Barclays Municipal Bond Index: An unmanaged index that tracks municipal debt instruments.

Barclays 1–5 Year Blend (1–6 Year Maturity) Index: A sub-index of the Barclays Municipal Bond Index. It is a rules-based, market value-weighted index of short-term bonds engineered for the tax-exempt bond market.

Barclays 65% High-Grade/35% High-Yield Intermediate Competitive (1–17 year Maturity) Index: An index that tracks Barclays indexes of both investment-grade and below investment-grade municipal debt instruments.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Escrowed-to-maturity bond: A bond that has the funds necessary for repayment at maturity, or a call date, set aside in a separate or “escrow” account.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

LIBOR: The London Interbank Offered Rate, which is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Self-liquidity: Issuers who do not need to rely upon third-party sources of liquidity, such as that provided by banks in the forms of letters of credit or standby purchase agreements.

Variable rate demand notes: Debt instruments payable on demand that accrue interest based on a prevailing money market rate.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities such as Treasuries or municipal securities. Securities with longer maturities usually a have higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses

The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that the Tax-Free Short-Intermediate Fund, Tax-Free Income Fund, Tax-Free High Yield Fund, and Intermediate Tax-Free High Yield Fund have two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Quarter-End Returns

Periods Ended 6/30/14	SEC Yield (7-Day Simple)*	SEC Yield (7-Day Simple)– Unsubsidized	1 Year	5 Years	10 Years	Since Inception	Inception Date
Tax-Exempt Money Fund	0.01%	-0.42%	0.01%	0.02%	1.08%	–	–
Tax-Free Short-Intermediate Fund	–	–	2.66	2.85	3.13	–	–
Tax-Free Short-Intermediate Fund–Advisor Class	–	–	2.12	–	–	0.78%	8/8/12
Tax-Free Income Fund	–	–	6.64	6.06	4.85	–	–
Tax-Free Income Fund–Advisor Class	–	–	6.38	5.70	4.50	–	–
Tax-Free High Yield Fund			8.26	9.15	5.29	–	–
Tax-Free High Yield Fund–Advisor Class	–	–	7.95	–	–	3.92	8/8/12

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please contact a T. Rowe Price representative at 1-800-225-5132 or, for Advisor Class shares, 1-800-638-8790. The performance information shown does not reflect the deduction of a 2% redemption fee on shares of the Tax-Free High Yield Fund and the Intermediate Tax-Free High Yield Fund held for 90 days or less. If it did, the performance would be lower.

This table provides returns net of expenses through the most recent calendar quarter-end rather than through the end of the funds' fiscal period. It shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns. A money fund's yield more closely represents its current earnings than does the total return.

*In an effort to maintain a zero or positive net yield for the fund, T. Rowe Price has voluntarily waived all or a portion of the management fee it is entitled to receive from the fund. This voluntary waiver is in addition to any contractual expense ratio limitation in effect for the fund and may be amended or terminated at any time without prior notice. A fee waiver has the effect of increasing the fund's net yield; without it, the fund's 7-day yield would have been lower. Please see the prospectus for more details.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	Par	$ Value
MUNICIPAL SECURITIES 110.0%		
Alabama 2.1%		
Huntsville-Redstone Village Special Care Fac. Fin. 5.50%, 1/1/28	50	50
Montgomery Medical Clinic Board, Jackson Hosp. & Clinic 5.25%, 3/1/31	150	155
Selma Ind. Dev. Board, International Paper, IDRB 5.375%, 12/1/35	50	55
		260
Alaska 1.4%		
Valdez, BP Pipelines, IDRB, 5.00%, 1/1/21	145	172
		172
California 5.6%		
California Housing Fin. Agency, Single Family, 4.75%, 2/1/30 (1)	100	101
California Public Works Board, 5.00%, 10/1/29	150	174
Irvine, Great Park Improvement Area #1, Special Tax 5.00%, 9/1/21	40	47
Jurupa PFA, Special Tax, 5.00%, 9/1/20	100	117
San Buenaventura, Community Memorial Health 6.50%, 12/1/21	100	119
San Francisco City & County Airports Commission 5.00%, 5/1/26	125	145
		703
Colorado 0.3%		
Public Auth. for Colorado Energy, Colorado Springs Utility 6.25%, 11/15/28	30	38
		38
Delaware 5.0%		
Delaware Economic Dev. Auth., Delmarva Power & Light, PCR 5.40%, 2/1/31	115	130

Univ. of Delaware, VRDN, 0.05%, 11/1/35	500	500
		630
Florida 3.5%		
Crossings at Fleming Island, 4.00%, 5/1/24	100	100
Orange County, Tourist Dev. Tax, 5.00%, 10/1/21	55	65
Palm Beach County HFA, Sinai Residences of Boca Raton 6.00%, 6/1/21	100	107
Tampa Health, Baycare Health, 5.00%, 11/15/26	150	172
		444
Georgia 1.8%		
Municipal Electric Auth. of Georgia, 5.00%, 11/1/17	200	228
		228
Idaho 0.9%		
Idaho HFA, Saint Luke's Health, 5.00%, 3/1/29	100	113
		113
Illinois 7.6%		
Chicago O'Hare Int'l. Airport, Rental Car Fac., 5.50%, 1/1/27	85	99
Illinois, GO, 5.00%, 1/1/24	100	107
Illinois Fin. Auth., Friendship Village of Schaumburg 5.375%, 2/15/25	160	160
Illinois Fin. Auth., Landing at Plymouth Place, 6.00%, 5/15/25	20	20
Illinois Fin. Auth., Smith Village, 5.70%, 11/15/20	80	81
Illinois Fin. Auth., Smith Village, 6.125%, 11/15/25	55	55
Illinois Fin. Auth., Tabor Hills Supportive Living 5.25%, 11/15/36	45	46
Illinois Fin. Auth., Three Crowns Park Plaza, 5.875%, 2/15/38	45	45
Metropolitan Pier & Exposition Auth., McCormick Place 5.00%, 12/15/28	200	227

Railsplitter Tobacco Settlement, Tobacco Industry 6.00%, 6/1/28	100	118
		958
Indiana 6.3%		
Eastern Chicago Solid Waste Disposal, USG, 5.50%, 9/1/28 (1)	175	185
Indiana Fin. Auth., I-69 Dev. Partners, 5.25%, 9/1/26 (1)	100	113
Indiana Fin. Auth., I-69 Dev. Partners, 5.25%, 9/1/28 (1)	200	225
Indiana Fin. Auth., U.S. Steel, IDRB, 6.00%, 12/1/19	150	164
Indiana Fin. Auth., U.S. Steel, IDRB, 6.00%, 12/1/26	100	107
		794
Iowa 4.0%		
Iowa Fin. Auth., UnityPoint Health, VRDN, 0.03%, 2/15/35	500	500
		500
Kentucky 2.6%		
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health 5.25%, 6/1/20	150	175
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health 5.75%, 6/1/25	30	34
Kentucky Economic Dev. Fin. Auth., Owensboro Medical Health 6.375%, 6/1/40	100	113
		322
Maryland 7.2%		
Baltimore, Convention Center Hilton Hotel, 5.25%, 9/1/19 (2)	15	16
Baltimore, Convention Center Hilton Hotel, 5.25%, 9/1/24 (2)	45	47
Baltimore, Convention Center Hilton Hotel, 5.25%, 9/1/25 (2)	50	51
Maryland Economic Dev. Corp., Consol Energy Marine Terminals, 5.75%, 9/1/25	60	66
Maryland HHEFA, Adventist Healthcare 5.50%, 1/1/23	110	129
Maryland HHEFA, Edenwald General German Aged People's Home, 5.40%, 1/1/31	150	155

Maryland HHEFA, Ingleside at King Farm Presbyterian Retirement Community, 5.25%, 1/1/27	140	143
Maryland HHEFA, Mercy Medical Center 5.50%, 7/1/42	100	105
Westminster, Miller's Grant Lutheran Village 4.375%, 7/1/21 (3)	200	199
		911

Michigan 6.8%

Detroit, Water Supply, 5.00%, 7/1/26 (4)	100	100
Michigan Fin. Auth., Detroit School District, 2.85%, 8/20/15	100	100
Michigan Fin. Auth., Detroit Sewage Disposal 5.00%, 7/1/21 (3)(5)	300	347
Michigan Strategic Fund, Waste Management 1.50%, 8/1/27 (Tender 8/1/17) (1)	200	200
Wayne County Airport Auth., 4.00%, 12/1/18 (1)	100	109
		856

New Jersey 4.3%

Burlington County Bridge Commission, The Evergreens 5.625%, 1/1/38	70	71
Gloucester Pollution Control Fin. Auth., Keystone Logan 5.00%, 12/1/24 (1)	50	55
New Jersey Economic Dev. Auth., Goethals Bridge 5.125%, 1/1/34 (1)	30	32
New Jersey Economic Dev. Auth., Seabrook Village 5.25%, 11/15/26	135	139
New Jersey HFFA, Barnabas Health, 4.00%, 7/1/26	75	79
New Jersey HFFA, Barnabas Health, 5.00%, 7/1/25	10	11
New Jersey HFFA, Barnabas Health, 5.00%, 7/1/29	50	52
Tobacco Settlement Fin. Corp., Tobacco Industry 4.50%, 6/1/23	100	99
		538

New York 12.5%		
Dormitory Auth. of the State of New York, Orange Regional Medical Center, 6.50%, 12/1/21	250	279
Dormitory Auth. of the State of New York, Pace Univ. 5.00%, 5/1/23	50	56
Dormitory Auth. of the State of New York, Pace Univ. 5.00%, 5/1/25	20	22
Metropolitan Transportation Auth., 5.00%, 11/15/27	250	288
Nassau County IDA, Amsterdam at Harborside 5.875%, 1/1/18 (6)(7)	30	21
Nassau County IDA, Amsterdam at Harborside 6.50%, 1/1/27 (6)(7)	100	71
New York City IDA, American Airlines, JFK Int'l, IDRB VR, 7.625%, 8/1/25 (1)	125	137
New York City Municipal Water Fin. Auth., Water & Sewer VRDN, 0.04%, 6/15/45	100	100
New York City Transitional Fin. Auth., Future Tax VRDN, 0.04%, 11/1/36	200	200
New York State Thruway Auth., 5.00%, 5/1/19	250	292
Suffolk County Economic Dev. Corp., Catholic Health Services of Long Island, 5.00%, 7/1/28	100	110
		1,576
North Carolina 3.1%		
Charlotte-Mecklenburg Hosp. Auth., VRDN, 0.03%, 1/15/38	100	100
North Carolina Eastern Municipal Power Agency 5.25%, 1/1/19 (5)	250	285
		385
Ohio 5.1%		
Cleveland Airport, 5.00%, 1/1/29	200	218
Ohio Air Quality Dev. Auth., FirstEnergy Solutions 3.625%, 12/1/33 (Tender 6/1/20)	200	202
Ohio Air Quality Dev. Auth., FirstEnergy Solutions 3.75%, 12/1/23 (Tender 12/3/18)	160	169

Ohio Water Dev. Auth., U.S. Steel, 6.60%, 5/1/29	50	56
		645
Pennsylvania 2.6%		
Pennsylvania Higher Ed. Fac. Auth., Widener Univ. 5.00%, 7/15/22 (3)	200	232
Philadelphia Hosp. & Higher Ed. Fac., Children's Hosp. VRDN, 0.04%, 7/1/25	100	100
		332
Puerto Rico 0.9%		
Gov't. Dev. Bank for Puerto Rico, GO, 5.00%, 12/1/15	125	117
		117
South Carolina 3.1%		
Connector 2000 Assoc., Zero Coupon, 1/1/15 (6)	38	36
Connector 2000 Assoc., Zero Coupon, 1/1/16 (6)	113	95
York County, Hoechst Celanese, IDRB, 5.70%, 1/1/24 (1)	260	260
		391
Tennessee 2.7%		
Tennessee Energy Acquisition Corp., Goldman Sachs Group 5.00%, 2/1/22	200	227
Tennessee Energy Acquisition Corp., Goldman Sachs Group 5.25%, 9/1/26	100	117
		344
Texas 12.7%		
Austin, Convention Enterprises, 5.25%, 1/1/20 (2)	10	10
Brazos Harbor Navigation Dist., Dow Chemical, IDRB 5.125%, 5/15/33 (1)	10	11
Harris County Cultural Ed. Fac., Methodist Hosp. VRDN, 0.04%, 12/1/24	200	200
Houston Airport System, United Airlines, IDRB 4.50%, 7/1/20 (1)	100	104

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks to provide a high level of income exempt from federal income tax. The fund has two classes of shares: the Intermediate Tax-Free High Yield Fund original share class, referred to in this report as the Investor Class, offered since July 24, 2014, and the Intermediate Tax-Free High Yield Fund–Advisor Class (Advisor Class), offered since July 24, 2014. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries that are compensated by the class for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Class Accounting The Advisor Class pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of troubled or thinly traded debt instruments, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs On August 31, 2014, all of the fund’s financial instruments were classified as Level 2, based on the inputs used to determine their fair values. There were no material transfers between Levels 1 and 2 during the period ended August 31, 2014.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At August 31, 2014, approximately 31% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in market sentiment. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $11,179,000 and $0, respectively, for the period ended August 31, 2014.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At August 31, 2014, the cost of investments for federal income tax purposes was $13,759,000. Net unrealized gain aggregated $104,000 at period-end, of which $108,000 related to appreciated investments and $4,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.20% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2014, the effective annual group fee rate was 0.29%.

The Investor Class and Advisor Class are also each subject to a contractual expense limitation through the limitation dates indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver.

Pursuant to this agreement, management fees in the amount of $6,000 were waived and expenses in the amount of $23,000 were reimbursed by Price Associates during the period ended August 31, 2014. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $29,000 remain subject to repayment at August 31, 2014.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the period ended August 31, 2014, expenses incurred pursuant to these service agreements were $18,000 for Price Associates and less than $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 16, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 16, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date October 16, 2014